UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 04, 2025

Aardvark Therapeutics, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-42513	82-1606367
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4370 La Jolla Village Drive, Suite 1050
San Diego, California		92122
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (858) 225-7696

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	AARD	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On November 4, 2025, Aardvark Therapeutics, Inc. (the “Company”) presented: (i) a poster titled TAS2R Agonist ARD-101 Attenuates Weight Gain in Mice and Reduces Hunger in Adults with Obesity (the “ARD-201 Poster”) and (ii) a poster titled “An Isoflavonoid Modulator of Oxidative Metabolism with Therapeutic Potential in Obesity and Diabetes” (the “WE-868 Poster” and, together with the ARD-201 Poster, the “Posters”) at the ObesityWeek 2025 conference. A copy of each of the Posters is furnished as Exhibit 99.1 and Exhibit 99.2 to this Current Report on Form 8-K (this “Report”), respectively.

The information contained in the Posters is summary information that should be considered in the context of the Company’s filings with the Securities and Exchange Commission and other public announcements the Company may make by press release or otherwise from time to time. The Posters speak as of the date of this Report. While the Company may elect to update either of the Posters in the future to reflect events and circumstances occurring or existing after the date of this Report, the Company specifically disclaims any obligation to do so.

The information contained in Item 7.01 of this Current Report on Form 8-K (including Exhibit 99.1 and Exhibit 99.2 hereto) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly provided by specific reference in such a filing.

Item 8.01 Other Events.

On November 4, 2025, the Company issued a press release announcing the presentation of data supporting its metabolic obesity pipeline programs at the ObesityWeek 2025 conference, the notable findings to be presented, and that it will hosting an investor webinar on November 5, 2025 to review its ARD-101 and ARD-201 programs, as well as its ObesityWeek 2025 presentations. The full text of the press release is filed as Exhibit 99.3 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Poster: TAS2R Agonist ARD-101 Attenuates Weight Gain in Mice and Reduces Hunger in Adults with Obesity, ObesityWeek, November 4-7, 2025.
99.2	Poster: An Isoflavonoid Modulator of Oxidative Metabolism with Therapeutic Potential in Obesity and Diabetes, ObesityWeek, November 4-7, 2025.
99.3	Press Release, dated November 4, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AARDVARK THERAPEUTICS, INC.

Date:	November 4, 2025	By:	/s/ Tien-Li Lee, M.D.
Tien-Li Lee, M.D. Chief Executive Officer